Exhibit 10.93

KENNEDY—WILSON, INC.

1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Section 1.  Purpose of Plan.

The purpose of this 1992 Non-Employee Director Stock Option Plan (the “Plan”) of Kennedy-Wilson, Inc., a Delaware corporation (the “Company”), is to provide present and prospective directors of the Company who are not employed by the Company with the opportunity to obtain equity ownership interests in the Company through the exercise of stock options.

Section 2.  Persons Eligible Under Plan.

Participation in this Plan is limited to non— employee directors. A non—employee director (referred to herein as a “Director”) is a director of the Company who, at the time stock options are granted to him or her under the Plan, is not an employee of the Company or of any subsidiary of the Company.

Section 3.  Administration.

This Plan shall be administered by the Board of Directors (the “Board”) of the Company. The grant of options (the “Options”) to purchase shares of Common Stock, par value $.01 per share, of the Company (the “Common Shares”) under this Plan and the amount, price and nature of the awards shall be automatic as described in section 4. However, subject to the provisions of this Plan, the Board, in its sole and absolute discretion, is authorized to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

(i)           subject to section 8, adopt, amend and rescind rules and regulations relating to this Plan;

(ii)          determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

(iii) I interpret and construe this Plan and the terms and conditions of any Option granted hereunder.

Section 4. Terms and Conditions of Options.

(a)           Amount, Exercise Price and Exercisability of Initial Grants. Each Director shall automatically be granted on the date of the adoption of the Plan by the Company’s stockholders or on the date of such Directors’ election to the Board of Directors, whichever occurs later (the “Date of Initial Grant”) an Option to purchase 25,000 Common Shares (subject to adjustment as provided in Section 7). The exercise price for each Option granted pursuant to this Section 4(a) shall be (i) if the Option is granted on the date of adoption of the Plan, the value of the Common Shares calculated using the initial public offering price of the Common Shares, or (ii) if granted upon such Director’s election to the Board of Directors, the Fair Market Value

(as defined in section 4(b) below) of the Common Shares at the close of business on the date preceding the Date of Initial Grant (the “Exercise Price”).

(b)           Amount. Exercise Price and Exercisability of Automatic Annual Grants. Each Director shall automatically be granted, on the date of such Director’s re—election to the Board of Directors (the “Date of Grant”) at the Company’s annual meeting of stockholders (the “Annual Meeting”) an Option to purchase 1,000 Common shares (subject to adjustment as provided in Section 7). The exercise price for each Option granted pursuant to this Section 4(b) shall be the Fair Market Value (as defined below) of the Common Shares at the close of business on the date preceding the Date of Grant (the “Exercise Price”). The “Fair Market Value” of a Common Share on any day shall be equal to the last sale price per Common Share on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ National Market System (“NMS”), or, if the Common Shares are not listed or admitted to trading on the NNS, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange or the NMS, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over—the—counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares who is selected in good faith by the Board of Directors of the Company.

(c)           Vesting. An Option granted under Section 4(a) of this Plan shall vest and become exercisable on the first anniversary of the Date of Initial Grant, but only if the recipient of such Option (the “Optionee”) continues to serve as a Director for at least one year from the Date of Initial Grant. An Option granted under section 4(b) of this Plan shall vest and become exercisable on the date of the Annual Meeting following the Date of -Grant of such Option, but only if the Optionee continues to serve as a Director until at least the date of the Annual Meeting following the Date of Grant of such Option.

(d)           Manner of Exercise. Any vested and exercisable Option may be exercised by the holder thereof by giving written notice, signed by such holder, to the Company stating the number of Common shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate Exercise Price in cash or by check payable to the Company. No Option may be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. As promptly as practicable following the receipt of a notice hereunder, the Company shall issue a stock certificate registered in the name of the Director exercising such Option, representing the number of Common Shares issued to such Director upon exercise of the Option.

(e)           Termination or Expiration. Each Option shall expire on the earlier of the tenth anniversary of the Date of Grant or ninety (90) days after the date the Optionee ceases to be a Director of the Company, whichever comes first.

(f)            Transferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. During the recipient’s lifetime, an Option may only be exercised by the Optionee or the optionee’s guardian or legal representative.

(g)           Payment of Withholding Taxes. If the Company is obligated by law to withhold an amount on account of any Federal, state or local tax imposed as a result of the exercise of the Option (such amount shall be referred to herein as the “Withholding Liability”), the Optionee shall, on the first date upon which the Company becomes obligated to pay the Withholding Liability to the appropriate taxing authority pay the Withholding Liability to the Company in full in cash or by check.

(h)          Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Plan, no Common Shares purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on the NMS or on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would~ cause the Company to be in violation of or to incur liability under any Federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. It is the Company’s intent that this Plan comply in all respects with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Act”), and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with Rule 16b—3, such provision shall be deemed null and void. All grants and exercises of Options under this Plan shall be executed in accordance with the requirements of section 16 of the Act and any regulations promulgated thereunder.

(i)            Stock Option Agreement. Each grant of an option under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and the Optionee, dated as of the applicable Date of Grant. Each such agreement shall set forth the number of Common Shares subject to the Option, the Exercise Price and the date upon which the Option becomes exercisable and shall incorporate by reference the terms and conditions of this Plan.

Section 5. Stock Subject to Plan.

(a)           The maximum number of Common Shares that may be issued pursuant to all Options granted under this Plan is 150,000, subject to adjustment as provided in Section 7 hereof (such maximum number, as so adjusted, shall be referred to herein as the “Share Limitation”).

(b)           Notwithstanding Section 4 of this Plan, no Option shall be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Common Shares issuable at any time pursuant to such Option, plus (ii) the number of Common Shares that have previously been issued• pursuant to the exercise of Options granted under this Plan, plus (iii) the maximum number of Common Shares that may be issued at any time thereafter pursuant to the exercise of Options granted under this Plan that are outstanding on such date, does not exceed the Share Limitation.

Section 6.  Duration of Plan.

(a) No Options shall be granted under this Plan after May 11, 2002. Although Common Shares may be issued after May 11, 2002 pursuant to Options granted prior to such date, no Common Shares shall be issued under this Plan after May 11, 2Q12.

Section 7.  Adjustments for Changes in Capitalization.

If the outstanding securities of the class then subject to this Plan are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board of Directors, an appropriate and proportionate adjustment shall be made in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan and (b) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan.

Section 8. Amendment and Termination of Plan.

The Board may amend or terminate this Plan at any time and in any manner. However, (a) no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto, (b) no such amendment shall be effective without the approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b—3 under the Act, or the applicable rules of any securities exchange, and (c) to the extent prohibited by Rule 16b-3(c) (2) (ii) (B) under the Act, this Plan may not be amended more than once every six months.

Section 9. Effective Date of Plan.

This Plan shall be effective as of May 11, 1992, the date upon which it was approved by the Board; provided, however, that no Common Shares may be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware or by the unanimous written consent of such holders.

Section 10. No Rights as Stockholder and Rights of Directors.

Neither an Optionee nor an Optionee’s successor or successors in interest shall have rights as a stockholder of the Company with respect to any Common Shares subject to an Option granted to such person until the date of issuance of a stock certificate for such Common

Shares. Neither this Plan, nor the granting of an Option hereunder, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Director has a right to continue as a Director for any period of time or at any particular rate •of compensation.

Section 11. Governing Law.

This Plan and all rights and obligations under this Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

EXHIBIT A

AMENDMENT NUMBER 1

TO THE KENNEDY-WILSON, INC. 1992 NON-EMPLOYEE DIRECTOR

STOCK OPTION PLAN

WHEREAS, Kennedy-Wilson, Inc., a Delaware corporation (the “Company”), has adopted the Kennedy-Wilson, Inc. 1992 Non-Employee Director Stock Option Plan (the “Plan”); and

WHEREAS, Sections 3 and 8 of the Plan permit the Board of Directors of the Company to amend the Plan, subject to certain limitations; and

WHEREAS, the Board of Directors of the Company has passed a resolution to amend the Plan to permit additional circumstances under which shares of the Company’s common stock, $.O 1 par value, may be awarded under the Plan (the “Amendment”).

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 3 of the Plan is hereby amended by deleting the word “automatic” in the first paragraph thereof.

2. Section 4 of the Plan is hereby amended by deleting Section 4(c) through and including Section 4(i) and inserting the following:

“(c) Amount, Exercise Price and Exercisability of Discretionary Grants The Chief Executive Officer of the Company shall have authority, subject to the express provisions and restrictions in this Plan, to award Options to such Directors as he or she shall determine and, shall have authority, subject to the express provisions and restrictions in this Plan, to determine the time when such Options will be granted, if any, the terms and conditions of each such Option other than those terms and conditions fixed under this Plan and the number of shares which may be issued upon exercise of each such Option. The exercise price for each Option granted pursuant to this Section 4(c) shall be the Fair Market Value of the Common Shares at the close of business on the date preceding the Date of Grant (the “Exercise Price”).

(d)           Vesting. An Option granted under Section 4(a) of this Plan shall vest and become exercisable on the first anniversary of the Date of Initial Grant, but only if the recipient of such Option (the “Optionee”) continues to serve as a Director for at least one year from the Date of Initial Grant. An Option granted under Section 4(b) of this Plan shall vest and become exercisable on the date of the Annual Meeting following the Date of Grant of such option, but only if the Optionee continues to serve as a Director until at least the date of the Annual Meeting following the Date of Grant of such Option. An

Option granted under Section 4(c) of this Plan shall vest and become exercisable at such times and in such installments (which may be cumulative) as the Chief Executive Officer shall provide in the terms of each individual Option; provided, however, that no Common Shares acquired by an Optionee pursuant to an exercise of an Option granted under Section 4(c) of this Plan may be disposed of in whole or in part until one (1) year after the date on which the Option is granted; provided, further, that an Option granted under Section 4(c) of this Plan shall vest and become exercisable only if the Optionee continues to serve as a Director from the date of grant through the one year anniversary of the date of grant.

(e)           Manner of Exercise. Any vested and exercisable Option may be exercised by the holder thereof by giving written notice, signed by such holder, to the Company stating the number of Common Shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate Exercise Price in cash or by check payable to the Company. No Option may be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. As promptly as practicable following the receipt of a notice hereunder, the Company shall issue a stock certificate registered in the name of the Director exercising such Option, representing the number of Common Shares issued to such Director upon exercise of the Option.

(I)            Termination or Expiration. Each Option shall expire on the earlier of the tenth anniversary of the Date of Grant or ninety (90) days after the date the Optionee ceases to be a Director of the Company, whichever comes first.

(g)           Transferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. During the recipient’s lifetime, an Option may only be exercised by the Optionee or the Optionee’s guardian or legal representative.

(h)           Payment of Withholding Taxes. If the Company is obligated by law to withhold an amount on account of any Federal, state or local tax imposed as a result of the exercise of the option (such amount shall be referred to herein as the “Withholding Liability”), the Optionee shall, on the first date upon which the Company becomes obligated to pay the Withholding Liability to the appropriate taxing authority pay the Withholding Liability to the Company in full in cash or by check.

(i)            Stock Exchange Requirements; Applicable Law. Notwithstanding anything to the contrary in this Plan, Po Common Shares purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if(a) such shares have not been admitted to listing upon official notice of issuance on the NMS or on each stock exchange upon which shares of that class are then

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listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any Federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. It is the Company’s intent that this Plan comply in all respects with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Act”), and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void. Ml grants and exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Act and any regulations promulgated thereunder.

(j)            Stock Option Agreement. Each grant of an Option under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and the Optionee, dated as of the applicable Date of Grant. Each such agreement shall set forth the number of Common Shares subject to the Option, the Exercise Price and the date upon which the Option becomes exercisable and shall incorporate by reference the terms and conditions of this Plan.”

3. The provisions of this Amendment shall be effective as of the date the Amendment is approved by the Board of Directors of the Company.

4. Except as expressly amended herein, the Plan shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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